Exhibit 99.1

Cognizant Appoints Ravi Kumar S as Chief Executive Officer

•Former Infosys President brings 20+ years of experience in the consulting, process, and technology transformation space to CEO role
•Stephen J. Rohleder appointed Chair of the Board
•Leadership transition supports initiative to accelerate growth
•Company updates fourth quarter and full-year 2022 guidance

TEANECK, N.J., Jan. 12, 2023 – Cognizant (Nasdaq: CTSH) today announced that its Board of Directors (the “Board”) has named Ravi Kumar S as CEO and a member of the Board, effective immediately. Kumar succeeds Brian Humphries in both roles. To facilitate a smooth transition, Humphries will remain with the Company as a special advisor until March 15, 2023.

Kumar joins Cognizant after a 20-year career at Infosys, where he held various leadership roles, most recently serving as President from January 2016 through October 2022. In this role, he led the Infosys Global Services Organization across all global industry segments, driving digital transformation services, consulting services, technology services, engineering services, data & analytics, cloud and infrastructure, and enterprise package applications service lines.

The Company also announced that Stephen J. Rohleder, a member of Cognizant’s Board since March 2022, has been elected Chair of the Board. Former Chair Michael Patsalos-Fox will remain on the Board as an independent director. Rohleder joined the Board in March 2022 as part of the Board’s ongoing Board refreshment process; during the last three years, the Board has added three new independent directors.

Rohleder brings decades of experience overseeing operations, developing strategy, counseling clients, and growing teams in the technology space, gained from his 35-year tenure in senior roles with Accenture, where he served as Group Chief Executive, North America, Group Chief Executive, Health and Public Service and Chief Operating Officer, as well as his roles as Chairman and CEO of GTY Technology Holdings.

Cognizant had previously announced that Kumar would join the Company as President, Cognizant Americas. In connection with the CEO transition, Cognizant also announced that Surya Gummadi has been named President, Cognizant Americas. Gummadi, a 24-year veteran of Cognizant, had held the role on an interim basis since July 2022 and previously served as SVP of Cognizant’s Health Sciences business segment.

Leadership Commentary

“The Board is focused on positioning Cognizant to reaccelerate growth and drive shareholder value,” said Chair of the Board Stephen J. Rohleder. “As a proven leader with deep experience developing global talent and building a culture of success, we believe Ravi is the right person to take Cognizant into its next phase of growth. He brings world-class expertise in consulting, process, and technology transformation as well as demonstrated success building businesses. We are highly confident he can build on Cognizant’s portfolio of in-demand solutions, strong brand, and significant international expansion opportunity to unlock enhanced performance and growth.”

Rohleder continued, “Brian was a resilient leader, providing a steady hand as he steered the company through various challenges, including a global pandemic. We thank Brian for his many contributions to Cognizant, which have helped to position the company to capture a large, growing market and fuel profitable revenue growth. We believe now is the right time for new leadership to fully capitalize on these opportunities.”

“The Board also wants to thank Michael for his leadership during his time as Board Chair. Michael’s dedication to Cognizant, including his unwavering commitment to our mission and our shareholders and other stakeholders, has set a strong example for me and the rest of the Board,” Rohleder concluded.

Humphries said, “I am proud of our team’s achievements during my tenure as CEO. Our brand is more visible, our portfolio is stronger, our client relationships are more consultative and we are better aligned to high growth digital segments within our market. The company is in a great position for success. It was an honor to lead our talented associates and I wish Ravi and the leadership team all the best for the future.”

“I am honored to join Cognizant, a company I have long admired for its dedicated client focus and its track record of innovation,” said Kumar. “I look forward to working with Steve, the rest of the Board, and the leadership team to capture the many opportunities ahead. I have watched Cognizant fundamentally transform its business, expanding its digital portfolio and capabilities, strengthening client relationships and partnerships, and meaningfully enhancing operational discipline. Cognizant is well-positioned for growth, and I’m excited to unlock the Company’s significant potential for our employees, clients, investors, and other stakeholders.”

Additional Biographical Details about Ravi Kumar

Kumar has over 20 years of experience in the technology consulting space, incubating new practice lines, driving large transformational programs, and developing new business models across industry segments. Based in New York City, Kumar served as President at Infosys until October 2022. In this role, he led the Infosys Global Services Organization across all global industry segments, driving digital transformation services, consulting services, technology services, engineering services, data & analytics, cloud and infrastructure, enterprise package applications service lines. In addition, he led the Business Process Management (BPM) Unit and was Chair of the Board of Infosys BPM Ltd. He has overseen Infosys business operations in India, Latin America, Japan and China. He has also overseen the Infosys Public Services and Infosys Consulting Services Subsidiaries. In addition, Kumar championed and pioneered Infosys’ localization initiatives and built technology and digital talent pools in US, Europe & Australia to drive the creation of new Innovation and Digital Technology Hubs through collaboration with clients, the local state governments and academic ecosystems. Previously, Kumar was the Group Head for the Insurance, Healthcare, and Cards and Payments unit at Infosys, where he drove client services, demand generation, next-generation service offerings, innovation, and a world-class delivery organization to support clients. Kumar also led the Global Delivery organization in the manufacturing industry group. Spanning a global clientele and other new incubating engines, he built the global Oracle and CRM practices for Infosys as well as played diverse roles across organizations within the CRM space for Oracle Corporation, building a next-generation customer relationship management practice at Cambridge Technology Partners.

Kumar currently serves on the boards of directors of TransUnion, where he is a member of the Mergers, Acquisitions and Integration Committee and the Compensation Committee, and Digimarc Corporation, where he serves on the Compensation and Talent Management Committee and the Market Development Committee. Kumar also serves on the Board of Governors of the New York Academy of Sciences and the Board of Directors of the U.S. Chamber of Commerce.

Kumar earned his bachelor’s degree in engineering from Shivaji University and his M.B.A. from Xavier Institute of Management, India.

Cognizant Provides 2022 Guidance Update and Schedules Fourth Quarter 2022 Earnings Call

For 2022, the Company expects fourth quarter and full-year revenue of approximately $4.8 billion and $19.4 billion, respectively, compared to prior expectations of $4.72-$4.77 billion for the fourth quarter and $19.3 billion for the full year. This reflects a year-over-year increase of approximately 1.3% (or 4.1% in constant currency1) for the fourth quarter and growth of approximately 5.0% (or 7.5% in constant currency) for full-year 2022.

Additionally, the Company now expects full-year 2022 Adjusted Operating Margin2 of approximately 15.3%, compared to prior guidance of 15.6%, and full-year 2022 Adjusted Diluted EPS2 of approximately $4.38-$4.40, compared to prior guidance of $4.43-$4.46. This updated guidance includes a negative impact on Adjusted Operating Margin of approximately 30 basis points and Adjusted Diluted EPS of approximately $0.08 from the impairment of certain capitalized costs related to a large volume-based contract with a Health Sciences customer. The impairment is principally driven by the Company’s expectation of lower volumes.

Fourth Quarter 2022 Earnings Call Details

Cognizant will announce results for the fourth quarter of 2022 on Thursday, February 2, 2023, after market close.

Following the February 2nd release, Cognizant management will conduct a conference call at 5:00 p.m. (Eastern) to discuss operating performance for the quarter. To participate in the conference call, domestic callers can dial 877-810-9510 and international callers can dial 201-493-6778 and provide the following conference passcode: Cognizant Call.

The conference call will also be available live on the Investor Relations section of the Cognizant website at http://investors.cognizant.com. Please go to the website at least 15 minutes prior to the call to register and to download and install any necessary audio software.

For those who cannot access the live broadcast, a replay will be available by dialing (877) 660-6853 for domestic callers or (201) 612-7415 for international callers and entering 13732397 from two hours after the end of the call until Thursday, February 16, 2023. The replay will also be available at Cognizant's website http://investors.cognizant.com for 60 days following the call.

About Cognizant

Cognizant (Nasdaq: CTSH) engineers modern businesses. We help our clients modernize technology, reimagine processes and transform experiences so they can stay ahead in our fast-changing world. Together, we're improving everyday life. See how at www.cognizant.com or @cognizant.
1 Constant currency revenue growth is not a measure of financial performance prepared in accordance with GAAP. See “About Non-GAAP Financial Measures” for more information.

2 Adjusted Operating Margin and Adjusted Diluted EPS are not measures of financial performance prepared in accordance with GAAP. A full reconciliation of Adjusted Operating Margin and Adjusted Diluted EPS guidance to the corresponding GAAP measure on a forward-looking basis cannot be provided without unreasonable efforts, as we are unable to provide reconciling information with respect to unusual items at this time. Our updated guidance for full-year 2022 Adjusted Diluted EPS includes an expected adjustment of negative $0.01 related to the effect of non-operating foreign currency exchange (gains) losses, pre-tax, an expected adjustment of positive $0.07 related to the tax impact of the non-operating foreign currency exchange (gains) losses, and an adjustment of negative $0.07 related to the recognition in the third quarter of 2022 of income tax benefit related to an uncertain tax position. See "About Non-GAAP Financial Measures" for more information at the end of this release.

Forward-Looking Statements

This press release includes statements that may constitute forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, the accuracy of which are necessarily subject to risks, uncertainties, and assumptions as to future events that may not prove to be accurate. These statements include, but are not limited to, express or implied forward-looking statements relating to our expectations regarding the implications to Cognizant of the change in the chief executive officer, our strategy, competitive position and opportunities in the marketplace, growth of our business, and our anticipated financial performance. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. Factors that could cause actual results to differ materially from those expressed or implied include general economic conditions, the competitive and rapidly changing nature of the markets we compete in, the competitive marketplace for talent and its impact on employee recruitment and retention, changes in the regulatory environment, including with respect to immigration and taxes, and the other factors discussed in our most recent Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Cognizant undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities law.

About Non-GAAP Financial Measures

To supplement our financial results presented in accordance with GAAP, this press release includes references to the following measures defined by the Securities and Exchange Commission as non-GAAP financial measures: constant currency revenue growth, Adjusted Operating Margin and Adjusted Diluted EPS. These non-GAAP financial measures are not based on any comprehensive set of accounting rules or principles and should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP, and may be different from non-GAAP financial measures used by other companies. In addition, these non-GAAP financial measures should be read in conjunction with our financial statements prepared in accordance with GAAP.

Adjusted Operating Margin and Adjusted Diluted EPS exclude unusual items. Adjusted Diluted EPS excludes unusual items such as the effect of recognition in the third quarter of 2022 of an income tax benefit related to a specific uncertain tax position that was previously unrecognized in our prior year consolidated financial statements, net non-operating foreign currency exchange gains or losses and the tax impact of all the applicable adjustments. The income tax impact of each item excluded from Adjusted Diluted EPS is calculated by applying the statutory rate and local tax regulations in the jurisdiction in which the item was incurred. Constant currency revenue growth is defined as revenues for a given period restated at the comparative period's foreign currency exchange rates measured against the comparative period's reported revenues.

Management believes providing investors with an operating view consistent with how we manage the Company provides enhanced transparency into our operating results. For our internal management reporting and budgeting purposes, we use various GAAP and non-GAAP financial measures for financial and operational decision-making, to evaluate period-to-period comparisons, to determine portions of the compensation for our executive officers and for making comparisons of our operating results to those of our competitors. Accordingly, we believe that the presentation of our non-GAAP measures can provide useful supplemental information to our management and investors regarding financial and business trends relating to our financial condition and results of operations.

A limitation of using non-GAAP financial measures versus financial measures calculated in accordance with GAAP is that non-GAAP financial measures do not reflect all of the amounts associated with our operating results as determined in accordance with GAAP and may exclude costs that are recurring such as our net non-operating foreign currency exchange gains or losses. In addition, other companies may calculate non-GAAP financial measures differently than us, thereby limiting the usefulness of these non-GAAP financial measures as a comparative tool. We compensate for these limitations by providing specific information regarding the GAAP amounts excluded from our non-GAAP financial measures to allow investors to evaluate such non-GAAP financial measures.

Investor Relations Contact:
Tyler Scott
VP, Investor Relations
+1 551-220-8246
Tyler.Scott@cognizant.com

Media Contact:
Jeff DeMarrais
VP, Corporate Communications
+1 475-223-2298
Jeff.DeMarrais@cognizant.com